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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 10, 1998

                           MARKS BROS. JEWELERS, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                       0-028176                36-1433610
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

155 North Wacker Drive
Suite 500
Chicago, Illinois                                     60606
(Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code:  312-782-6800




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           The registrant hereby amends and restates the following item of its
Current Report on Form 8-K dated September 22, 1998.

Item 7.  Financial Statements and Exhibits.

      (a)  Financial statements of business acquired.

           Financial statements are not required as the tests set forth in
           Section 3-05 of Regulation S-X have not been met.

      (b)  Pro forma financial information.

           Pro forma financial information is not required as the tests set forth in Article 11 of Regulation S-X have not been met.

      (c)  Exhibits.

           The exhibit accompanying this report is listed on the accompany
           Exhibit Index.

           The registrant will furnish upon request the exhibit referenced above upon payment of the registrant's reasonable expenses for furnishing such exhibit.








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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MARKS BROS. JEWELERS, INC.
                                         (Registrant)


                                         By:  /s/ John R. Desjardins
                                              ----------------------------------
                                              Executive Vice President, Finance
                                               and Administration, Treasurer and
                                               Secretary


Date:  October 1, 1998

















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                                  EXHIBIT INDEX
                                  -------------




     Exhibit No.                               Exhibit
     -----------                               -------

     2.2 Asset Purchase Agreement dated as of June 19, 1998 between Carlyle & Co. Jewelers, Carlyle & Co. of Montgomery, J.E. Caldwell Co. and Marks Bros. Jewelers, Inc.*


* Previously filed as Exhibit 2.2 to the registrant's Current Report on Form 8-K dated September 22, 1998.